Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	21,789	21,855
Restricted share units	5,602	6,815
Long-term investment revaluation reserve, net of tax	(43,143)	15,135
Total reserves	$ 67,325	$ 126,882